UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number         811-04494

                                     The Gabelli Asset Fund

(Exact name of registrant as specified in charter)

One Corporate Center

                                 Rye, New York 10580-1422

(Address of principal executive offices) (Zip code)

Bruce N. Alpert

Gabelli Funds, LLC

One Corporate Center

                                 Rye, New York 10580-1422

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-800-422-3554

Date of fiscal year end:  December 31

Date of reporting period: December 31, 2015

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

The Report to Shareholders is attached herewith.

The Gabelli Asset Fund

Annual Report — December 31, 2015

(Y)our Portfolio Management Team

To Our Shareholders,

For the year ended December 31, 2015, the net asset value (“NAV”) per class AAA Share of The Gabelli Asset Fund decreased 5.9% compared with an increase of 1.4% for the Standard & Poor’s (“S&P”) 500 Index. See page 3 for additional performance information.

Enclosed are the financial statements, including the schedule of investments, as of December 31, 2015.

Performance Discussion (Unaudited)

Increased volatility featured again in 2015. Markets began the year strongly, fueled by monetary easing by the European Union and Japan and a speculative bubble in China. The summer months saw the S&P 500 decline 12%, its first correction in three years. Declining commodity prices, a collapse in China, and trepidation at the onset of a rate hiking cycle by the Federal Reserve were to blame. The market retraced its losses in October and took the December rate hike in stride, but the aforementioned concerns returned at year end, leaving December in the red.

The world exited 2015 with China decelerating to sub 7% official growth, Japan sinking into its second recession in as many years and commodity-driven countries such as Russia and Brazil experiencing depression conditions; the U.S. and Europe muddled along at 1%-2%.

Against a sluggish economic backdrop, the market disproportionately rewarded companies that could demonstrate robust topline growth, including the so-called “FANG” of (F)acebook, (A)mazon, (N)etflix and (G)oogle (now called Alphabet) which rose an average of 80%. Those companies alone contributed 196 basis points to the S&P 500, meaning without them the S&P 500 before dividends would have declined 2.7%. Historically, we have avoided high growth companies because so much of their value is tied to a future which may encompass a high degree of variability, because they do not have a clear path to positive cash flow and/or because they are characterized by short product cycles. This is not to say we do not invest in technology or growing companies – many of our investments in aerospace, oil extraction, and telecommunications feature significant amounts of technology. Growth is merely a component of value. We weigh our degree of confidence in future growth against the price for which that opportunity is on sale in the market.

We are fundamentally bottom up stock pickers. We have chosen to focus on the companies in a subset of industries in which sustainable competitive advantages can be cultivated. Volatile and unpredictable crude oil prices, for example, are reasons we tend to avoid the energy sector and gravitate to less commoditized industries. Second, we are value investors. Our contribution to the body of work begun by Benjamin Graham and David Dodd has been the concept of Private Market Value (PMV) with a Catalyst® - we seek businesses selling in the public markets at a substantial discount to their PMVs and for which we can identity one or more events that will narrow that discount. We tend to gravitate toward hard assets and cash flow and away from visions of grandeur that may or may not occur in the future.

Selected holdings that contributed positively to performance in 2015 were: Brown-Forman Corp. (2.5% of net assets as of December 31, 2015), a leading global distilled spirits producer. Spirits is an advantaged category that enjoys high margins, low capital requirements, strong free cash flow generation and good pricing power; Cablevision Systems Corp. (CVC) (1.1%), provides broadband, television, and phone service to approximately three million subscribers in the New York metropolitan area. An industry pioneer, CVC developed the most advanced cable plant in the country and converted over 70% of its subscribers into triple play (video, phone, and broadband) customers. After years as a potential acquisition candidate, in September 2015 CVC agreed to a sale to Altice for $34.90 per share in cash. Kikkoman Corp. (0.6%), an international food and drink company based in Japan also contributed to the Fund’s performance.

Some of our weaker performers included; Twenty-First Century Fox (2.2%), an American multinational mass media corporation. Its assets include the Fox Entertainment Group (owners of the 20th Century Fox film studio and Fox television network among other assets), pan-Asian pay channel operator STAR TV, and a stake in the European pay TV company Sky plc.; Viacom (0.7%), a pure-play content company that owns a global stable of cable networks, including MTV, Nickelodeon, Comedy Central, VH1, BET, and the Paramount movie studio. Viacom’s cable networks generate revenue from advertising sales, fixed monthly subscriber fees, and ancillary revenue from toy licensing. Both Viacom and Twenty-First Century Fox were beset with renewed concerns about changing TV viewing habits such as “cord-cutting” by cable subscribers. American Express (AXP) (1.5%), the largest closed loop credit card company in the world, was another detractor to performance. AXP operates its eponymous premiere branded payment network and lends to its largely affluent customer base. The company has 114 million cards in force. American Express suffered a series of setbacks, most notably the loss of its Costco cobranding relationship beginning in 2016.

We appreciate your confidence and trust.

Comparative Results

Average Annual Returns through December 31, 2015 (a) (Unaudited)					Since
	1 Year	5 Year	10 Year	15 Year	Inception (3/3/86)
Class AAA (GABAX)	(5.87)%	8.59%	7.57%	7.18%	11.74%
S&P 500 Index	1.38	12.57	7.31	5.00	10.15(d)
Dow Jones Industrial Average	0.22	11.24	7.72	5.79	10.96(d)
Nasdaq Composite Index	7.13	15.00	9.78	5.86	9.10(d)
Class A (GATAX)	(5.88)	8.59	7.57	7.18	11.74
With sales charge (b)	(11.29)	7.31	6.94	6.76	11.51
Class C (GATCX)	(6.59)	7.78	6.78	6.55	11.40
With contingent deferred sales charge (c)	(7.52)	7.78	6.78	6.55	11.40
Class I (GABIX)	(5.64)	8.86	7.79	7.32	11.81

In the current prospectuses dated April 30, 2015, the expense ratios for Class AAA, A, C, and I Shares are 1.35%, 1.35%, 2.10%, and 1.10%, respectively. See page 16 for the expense ratios for the year ended December 31, 2015. Class AAA and Class I Shares do not have a sales charge. The maximum sales charge for Class A Shares and Class C Shares is 5.75% and 1.00%, respectively.

(a)

Returns represent past performance and do not guarantee future results. Total returns and average annual returns reflect changes in share price, reinvestment of distributions, and are net of expenses. Investment returns and the principal value of an investment will fluctuate. When shares are redeemed, they may be worth more or less than their original cost. Current performance may be lower or higher than the performance data presented. Visit www.gabelli.com for performance information as of the most recent month end. Returns would have been lower had Gabelli Funds, LLC (the “Adviser”) not reimbursed certain expenses of the Fund for periods prior to December 31, 1988. The Fund imposes a 2% redemption fee on shares sold or exchanged within seven days after the date of purchase. Investors should carefully consider the investment objectives, risks, charges, and expenses of the Fund before investing. The prospectuses contain information about these and other matters and should be read carefully before investing. To obtain a prospectus please visit our website at www.gabelli.com. The S&P 500 Index is a market capitalization weighted index of 500 large capitalization stocks commonly used to represent the U.S. equity market. The Dow Jones Industrial Average and the Nasdaq Composite Index are unmanaged indicators of stock market performance. Dividends are considered reinvested, except for the Nasdaq Composite Index. You cannot invest directly in an index. The Class AAA Share NAVs are used to calculate performance for the periods prior to the issuance of Class A Shares and Class C Shares on December 31, 2003 and Class I Shares on January 11, 2008. The actual performance of the Class A Shares and Class C Shares would have been lower due to the additional fees and expenses associated with these classes of shares. The actual performance of the Class I Shares would have been higher due to lower expenses related to this class of shares.

(b)	Performance results include the effect of the maximum 5.75% sales charge at the beginning of the period.
(c)	Assuming payment of the 1% maximum contingent deferred sales charge imposed on redemptions made within one year of purchase.
(d)	The S&P 500 Index, Dow Jones Industrial Average, and Nasdaq Composite Index since inception performance results are as of February 28, 1986.

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN

THE GABELLI ASSET FUND (CLASS AAA SHARES) AND S&P 500 INDEX (Unaudited)

*

Past performance is not predictive of future results. The performance tables and graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Gabelli Asset Fund
Disclosure of Fund Expenses (Unaudited)
For the Six Month Period from July 1, 2015 through December 31, 2015	Expense Table

We believe it is important for you to understand the impact of fees and expenses regarding your investment. All mutual funds have operating expenses. As a shareholder of a fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of a fund. When a fund’s expenses are expressed as a percentage of its average net assets, this figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The Expense Table below illustrates your Fund’s costs in two ways:

Actual Fund Return: This section provides information about actual account values and actual expenses. You may use this section to help you to estimate the actual expenses that you paid over the period after any fee waivers and expense reimbursements. The “Ending Account Value” shown is derived from the Fund’s actual return during the past six months, and the “Expenses Paid During Period” shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your Fund under the heading “Expenses Paid During Period” to estimate the expenses you paid during this period.

Hypothetical 5% Return: This section provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio. It assumes a hypothetical annualized return of 5% before expenses during the period shown. In this case – because the hypothetical return used is not the Fund’s actual return – the results do not apply to your investment and you cannot use the hypothetical account value and expense to estimate the actual ending account balance or expenses you paid for the period. This example is useful in making comparisons of the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as sales charges (loads), redemption fees, or exchange fees, if any, which are described in the Prospectus. If these costs were applied to your account, your costs would be higher. Therefore, the 5% hypothetical return is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The “Annualized Expense Ratio” represents the actual expenses for the last six months and may be different from the expense ratio in the Financial Highlights which is for the year ended December 31, 2015.

	Beginning	Ending	Annualized	Expenses
	Account Value	Account Value	Expense	Paid During
	07/01/15	12/31/15	Ratio	Period*
The Gabelli Asset Fund
Actual Fund Return
Class AAA	$1,000.00	$ 930.50	1.35%	$ 6.57
Class A	$1,000.00	$ 930.40	1.35%	$ 6.57
Class C	$1,000.00	$ 927.00	2.10%	$10.20
Class I	$1,000.00	$ 931.60	1.10%	$ 5.36
Hypothetical 5% Return
Class AAA	$1,000.00	$1,018.40	1.35%	$ 6.87
Class A	$1,000.00	$1,018.40	1.35%	$ 6.87
Class C	$1,000.00	$1,014.62	2.10%	$10.66
Class I	$1,000.00	$1,019.66	1.10%	$ 5.60

*

Expenses are equal to the Fund’s annualized expense ratio for the last six months multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year (184 days), then divided by 365.

Summary of Portfolio Holdings (Unaudited)

The following table presents portfolio holdings as a percent of net assets as of December 31, 2015:

The Gabelli Asset Fund

Food and Beverage	14.4%
Financial Services	10.4%
Equipment and Supplies	7.0%
Entertainment	6.5%
Cable and Satellite	6.1%
Health Care	5.5%
Consumer Products	5.0%
Automotive: Parts and Accessories	4.8%
Diversified Industrial	4.5%
Energy and Utilities	4.0%
Retail	3.6%
Business Services	3.4%
Machinery	2.8%
Telecommunications	2.7%
Broadcasting	2.1%
Consumer Services	2.0%
Aviation: Parts and Services	1.9%
Specialty Chemicals	1.9%
Environmental Services	1.9%
Computer Software and Services	1.7%
Electronics	1.5%
Hotels and Gaming	1.4%

Aerospace	1.3%
Metals and Mining	1.0%
Publishing	0.9%
Wireless Communications	0.7%
Agriculture	0.5%
Transportation	0.5%
Automotive	0.4%
Communications Equipment	0.4%
Building and Construction	0.4%
Real Estate	0.3%
Real Estate Investment Trusts	0.3%
Manufactured Housing and Recreational Vehicles	0.1%
Computer Hardware	0.1%
Closed-End Funds	0.0%
Airlines	0.0%*
Other Assets and Liabilities (Net)	(2.0)%

100.0%

*	Amount represents less than 0.05%.

The Fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission (the “SEC”) for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain this information at www.gabelli.com or by calling the Fund at 800-GABELLI (800-422-3554).The Fund’s Form N-Q is available on the SEC’s website at www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

Proxy Voting

The Fund files Form N-PX with its complete proxy voting record for the twelve months ended June 30, no later than August 31 of each year. A description of the Fund’s proxy voting policies, procedures, and how the Fund voted proxies relating to portfolio securities is available without charge, upon request, by (i) calling 800-GABELLI (800-422-3554); (ii) writing to The Gabelli Funds at One Corporate Center, Rye, NY 10580-1422; or (iii) visiting the SEC’s website at www.sec.gov.

The Gabelli Asset Fund

Schedule of Investments — December 31, 2015

			Market
Shares		Cost	Value
	COMMON STOCKS — 102.0%
	Aerospace — 1.3%
575,000	Aerojet Rocketdyne Holdings Inc.†	$1,937,122	$9,004,500
20,000	B/E Aerospace Inc.	1,087,949	847,400
5,000	Lockheed Martin Corp.	147,750	1,085,750
6,000	Northrop Grumman Corp.	268,238	1,132,860
2,066,100	Rolls-Royce Holdings plc	15,582,145	17,513,710
191,527,470	Rolls-Royce Holdings plc, Cl. C†	295,307	282,351
37,000	The Boeing Co.	2,479,130	5,349,830

		21,797,641	35,216,401

	Agriculture — 0.5%
290,000	Archer Daniels Midland Co.	3,482,921	10,637,200
38,000	Monsanto Co.	632,386	3,743,760
6,500	Potash Corp of Saskatchewan Inc.	29,744	111,280
25,000	The Mosaic Co.	438,682	689,750

		4,583,733	15,181,990

	Airlines — 0.0%
20,000	American Airlines Group Inc.	542,220	847,000
100,000	American Airlines Group Inc., Escrow	1,464	120,000

		543,684	967,000

	Automotive — 0.4%
3,000	Ferrari NV†	148,068	144,000
50,000	General Motors Co.	1,587,900	1,700,500
540,000	Navistar International Corp.†	11,550,613	4,773,600
93,000	PACCAR Inc.	476,625	4,408,200
3,000	Volkswagen AG	119,556	463,936

		13,882,762	11,490,236

	Automotive: Parts and Accessories — 4.8%
204,000	BorgWarner Inc.	1,013,596	8,818,920
250,000	Brembo SpA	2,631,206	12,139,061
94,000	CLARCOR Inc.	602,883	4,669,920
503,800	Dana Holding Corp.	6,061,199	6,952,440
70,000	Federal-Mogul Holdings Corp.†	720,636	479,500
526,000	Genuine Parts Co.	14,841,386	45,178,140
418,000	Johnson Controls Inc.	4,443,810	16,506,820
80,000	Modine Manufacturing Co.†	766,109	724,000
94,000	O’Reilly Automotive Inc.†	4,122,702	23,821,480
68,000	Standard Motor Products Inc.	591,021	2,587,400
157,000	Superior Industries International Inc.	2,892,695	2,891,940
85,000	Tenneco Inc.†	2,519,000	3,902,350
45,000	Visteon Corp.†	4,403,885	5,152,500

		45,610,128	133,824,471

			Market
Shares		Cost	Value
	Aviation: Parts and Services — 1.9%
1,914,000	BBA Aviation plc	$4,409,266	$5,335,713
368,500	Curtiss-Wright Corp.	2,691,282	25,242,250
121,100	Kaman Corp.	1,946,448	4,942,091
33,000	KLX Inc.†	1,356,854	1,016,070
73,000	Precision Castparts Corp.	904,901	16,936,730

		11,308,751	53,472,854

	Broadcasting — 2.1%
303,103	CBS Corp., Cl. A, Voting	3,587,394	15,797,728
18,000	Cogeco Inc.	342,646	666,691
26,666	Corus Entertainment Inc., New York, Cl. B	43,320	210,395
13,334	Corus Entertainment Inc., Toronto, Cl. B	21,662	104,074
120,000	ITV plc	412,918	489,319
46,500	Liberty Broadband Corp., Cl. A†	202,888	2,401,725
130,682	Liberty Broadband Corp., Cl. C†	2,270,429	6,777,169
195,000	Liberty Media Corp., Cl. A†	784,836	7,653,750
295,000	Liberty Media Corp., Cl. C†	1,439,914	11,233,600
392,300	MSG Networks Inc., Cl. A†	289,752	8,159,840
10,000	Naspers Ltd., Cl. N	393,199	1,370,837
40,000	Sky plc	589,772	655,728
366,000	Television Broadcasts Ltd.	1,680,508	1,508,855
40,000	Tokyo Broadcasting System Holdings Inc.	560,409	642,290

		12,619,647	57,672,001

	Building and Construction — 0.4%
39,000	Assa Abloy AB, Cl. B	667,259	822,371
165,000	Fortune Brands Home & Security Inc.	2,242,316	9,157,500
10,000	Layne Christensen Co.†	119,492	52,600

		3,029,067	10,032,471

	Business Services — 3.4%
71,000	Ascent Capital Group Inc., Cl. A†	2,395,485	1,187,120
8,093	Blackhawk Network Holdings Inc.†	192,188	357,792
80,000	Blucora Inc.†	1,325,832	784,000
200,000	Clear Channel Outdoor Holdings Inc., Cl. A†	830,178	1,118,000
101,600	Ecolab Inc.	941,616	11,621,008
10,000	Edenred	148,927	189,639
140,000	Fly Leasing Ltd., ADR	1,860,448	1,911,000
60,000	Landauer Inc.	370,683	1,975,200
315,000	Live Nation Entertainment Inc.†	3,362,415	7,739,550
139,000	Macquarie Infrastructure Corp.	7,014,999	10,091,400

See accompanying notes to financial statements.

The Gabelli Asset Fund

Schedule of Investments (Continued) — December 31, 2015

			Market
Shares		Cost	Value

	COMMON STOCKS (Continued)
	Business Services (Continued)
228,000	MasterCard Inc., Cl. A	$1,590,392	$22,198,080
20,000	MOCON Inc.	275,440	290,800
2,000	MSC Industrial Direct Co. Inc., Cl. A	143,139	112,540
216,000	The Brink’s Co.	5,869,588	6,233,760
1,030,000	The Interpublic Group of Companies Inc.	10,808,165	23,978,400
24,000	Vectrus Inc.†	116,767	501,360
64,000	Visa Inc., Cl. A	847,361	4,963,200

		38,093,623	95,252,849

	Cable and Satellite — 6.1%
184,400	AMC Networks Inc., Cl. A†	322,128	13,770,992
3,500	Cable One Inc.	949,894	1,517,810
986,000	Cablevision Systems Corp., Cl. A	1,693,033	31,453,400
3,600	Charter Communications Inc., Cl. A†	178,948	659,160
375,000	Comcast Corp., Cl. A	7,181,579	21,161,250
60,000	DigitalGlobe Inc.†	1,371,643	939,600
310,200	DISH Network Corp., Cl. A†	6,847,297	17,737,236
116,000	EchoStar Corp., Cl. A†	3,689,064	4,536,760
147,900	Liberty Global plc, Cl. A†	604,320	6,265,044
475,000	Liberty Global plc, Cl. C†	6,318,325	19,365,750
5,245	Liberty Global plc LiLAC, Cl. A†	17,579	216,986
22,250	Liberty Global plc LiLAC, Cl. C†	236,447	956,750
864,000	Rogers Communications Inc., New York, Cl. B	5,734,709	29,773,440
50,000	Rogers Communications Inc., Toronto, Cl. B	229,821	1,724,362
212,000	Scripps Networks Interactive Inc., Cl. A	7,114,143	11,704,520
124,000	Shaw Communications Inc., New York, Cl. B	240,822	2,131,560
120,000	Shaw Communications Inc., Toronto, Cl. B	164,952	2,064,031
26,000	Time Warner Cable Inc.	2,663,576	4,825,340

		45,558,280	170,803,991

	Closed-End Funds — 0.0%
11,417	Royce Global Value Trust Inc.	99,328	85,057
79,500	Royce Value Trust Inc.	972,272	935,715

		1,071,600	1,020,772

	Communications Equipment — 0.4%
365,000	Corning Inc.	2,397,225	6,672,200
48,000	Harris Corp.	3,813,322	4,171,200

		6,210,547	10,843,400

			Market
Shares		Cost	Value

	Computer Hardware — 0.1%
187,000	HP Inc.	$1,832,810	$2,214,080
3,000	Wincor Nixdorf AG	140,138	151,195

		1,972,948	2,365,275

	Computer Software and Services — 1.7%
1,600	Alphabet Inc., Cl. A†	518,799	1,244,816
5,200	Alphabet Inc., Cl. C†	2,475,097	3,946,176
190,000	Diebold Inc.	6,176,104	5,717,100
19,000	DST Systems Inc.	1,359,576	2,167,140
65,000	EarthLink Holdings Corp.	266,034	482,950
166,000	eBay Inc.†	3,385,027	4,561,680
52,000	Fidelity National Information Services Inc.	991,080	3,151,200
187,000	Hewlett Packard Enterprise Co.	2,240,101	2,842,400
130,000	Internap Corp.†	851,862	832,000
25,000	Microsoft Corp.	801,304	1,387,000
110,000	NCR Corp.†	2,340,285	2,690,600
7,992	NetScout Systems Inc.†	29,395	245,354
45,000	RealD Inc.†	330,829	474,750
83,000	Rockwell Automation Inc.	2,821,233	8,516,630
242,000	Yahoo! Inc.†	4,802,410	8,048,920

		29,389,136	46,308,716

	Consumer Products — 5.0%
30,000	Brunswick Corp.	735,843	1,515,300
11,000	Christian Dior SE	307,335	1,873,839
149,400	Church & Dwight Co. Inc.	464,458	12,681,072
149,000	Coty Inc., Cl. A	2,346,982	3,818,870
421,000	Edgewell Personal Care Co.	21,763,016	32,993,770
366,000	Energizer Holdings Inc.	6,313,353	12,465,960
3,400	Givaudan SA	1,182,809	6,188,299
30,000	Harley-Davidson Inc.	75,562	1,361,700
2,000	Hermes International	694,184	677,592
6,400	National Presto Industries Inc.	187,837	530,304
48,000	Reckitt Benckiser Group plc	1,521,921	4,444,562
100,000	Sally Beauty Holdings Inc.†	800,712	2,789,000
10,000	Svenska Cellulosa AB, Cl. A	169,715	291,064
50,000	Svenska Cellulosa AB, Cl. B	709,301	1,460,057
1,046,400	Swedish Match AB	11,543,026	37,212,716
10,000	Syratech Corp.†	2,000	30
4,000	The Estee Lauder Companies Inc., Cl. A	180,995	352,240
195,000	The Procter & Gamble Co.	6,774,781	15,484,950
65,000	Unilever plc, ADR	2,155,477	2,802,800
38,000	Wolverine World Wide Inc.	176,720	634,980

		58,106,027	139,579,105

	Consumer Services — 2.0%
5,000	Allegion plc	50,325	329,600
100,000	IAC/InterActiveCorp.	1,106,208	6,005,000

See accompanying notes to financial statements.

The Gabelli Asset Fund

Schedule of Investments (Continued) — December 31, 2015

			Market
Shares		Cost	Value
	COMMON STOCKS (Continued)
	Consumer Services (Continued)
465,600	Liberty Interactive Corp. QVC Group, Cl. A†	$3,054,108	$12,720,192
50,000	Liberty TripAdvisor Holdings Inc., Cl. A†	332,572	1,517,000
118,000	Liberty Ventures, Cl. A†	807,869	5,322,980
1,067,150	Rollins Inc.	2,511,510	27,639,185
117,000	The ADT Corp.	4,339,853	3,858,660

		12,202,445	57,392,617

	Diversified Industrial — 4.5%
1,000	Acuity Brands Inc.	11,802	233,800
5,000	Anixter International Inc.†	45,044	301,950
356,700	Crane Co.	5,836,277	17,064,528
110,000	Eaton Corp. plc	5,425,128	5,724,400
76,514	Greif Inc., Cl. A	690,454	2,357,396
247,000	Greif Inc., Cl. B	13,459,464	10,564,190
396,500	Honeywell International Inc.	12,405,121	41,065,505
5,000	HRG Group Inc.†	65,200	67,800
25,000	Ingersoll-Rand plc	370,237	1,382,250
260,000	ITT Corp.	2,436,504	9,443,200
30,000	Jardine Matheson Holdings Ltd.	1,557,901	1,461,900
127,500	Jardine Strategic Holdings Ltd.	3,053,361	3,484,575
154,100	Katy Industries Inc.†	181,955	155,641
245,000	Myers Industries Inc.	1,533,959	3,263,400
8,800	Nortek Inc.†	318,758	383,856
30,000	Pentair plc	1,039,405	1,485,900
16,000	Sulzer AG	1,481,487	1,507,189
178,000	Textron Inc.	2,231,552	7,477,780
320,000	Toray Industries Inc.	2,290,603	3,008,445
222,000	Trinity Industries Inc.	1,098,120	5,332,440
334,200	Tyco International plc	7,486,594	10,657,638
4,000	Waters Corp.†	299,744	538,320

		63,318,670	126,962,103

	Electronics — 1.5%
155,000	Cypress Semiconductor Corp.	1,373,774	1,520,550
31,000	Dolby Laboratories Inc., Cl. A	1,262,446	1,043,150
12,000	Kyocera Corp., ADR	174,463	553,320
1,500	Mettler-Toledo International Inc.†	212,220	508,695
2,200	Samsung Electronics Co. Ltd., GDR†	401,884	1,169,300
955,000	Sony Corp., ADR	19,300,926	23,502,550
41,000	TE Connectivity Ltd.	1,075,187	2,649,010
150,000	Texas Instruments Inc.	3,667,673	8,221,500
25,000	Thermo Fisher Scientific Inc.	3,077,408	3,546,250

		30,545,981	42,714,325

			Market
Shares		Cost	Value
	Energy and Utilities — 4.0%
11,000	Anadarko Petroleum Corp.	$652,895	$534,380
139,000	BP plc, ADR	3,713,999	4,345,140
178,000	Chevron Corp.	6,766,534	16,012,880
220,000	ConocoPhillips	4,737,744	10,271,800
50,000	CONSOL Energy Inc.	513,581	395,000
113,000	Devon Energy Corp.	1,571,968	3,616,000
15,000	Edison International	255,000	888,150
214,000	El Paso Electric Co.	2,810,582	8,239,000
109,000	EOG Resources Inc.	249,596	7,716,110
220,000	Exxon Mobil Corp.	5,893,204	17,149,000
130,000	GenOn Energy Inc., Escrow†	0	0
168,000	Halliburton Co.	5,482,110	5,718,720
70,000	Kinder Morgan Inc.	1,372,134	1,044,400
251,900	National Fuel Gas Co.	12,447,431	10,768,725
10,000	NextEra Energy Inc.	479,933	1,038,900
56,400	Oceaneering International Inc.	1,485,871	2,116,128
30,000	Patterson-UTI Energy Inc.	535,891	452,400
5,000	Phillips 66	189,129	409,000
100,000	Rowan Companies plc, Cl. A	3,665,535	1,695,000
29,000	Royal Dutch Shell plc, Cl. A, ADR	1,736,548	1,327,910
100,000	SJW Corp.	1,531,712	2,965,000
123,500	Southwest Gas Corp.	2,132,864	6,812,260
75,000	Spectra Energy Corp.	1,698,000	1,795,500
100,000	The AES Corp.	361,000	957,000
20,000	Wartsila OYJ Abp	1,059,627	916,135
545,000	Weatherford International plc†	7,577,063	4,572,550

		68,919,951	111,757,088

	Entertainment — 6.5%
195,500	Discovery Communications Inc., Cl. A†	1,037,519	5,215,940
585,000	Discovery Communications Inc., Cl. C†	3,728,915	14,753,700
16,000	DreamWorks Animation SKG Inc., Cl. A†	328,322	412,320
810,400	Grupo Televisa SAB, ADR	10,754,392	22,050,984
475,000	Media General Inc.†	4,293,066	7,671,250
128,400	Starz, Cl. A†	41,186	4,301,400
134,099	The Madison Square Garden Co, Cl. A†	745,077	21,697,218
265,001	Time Warner Inc.	7,235,509	17,137,615
2,103,900	Twenty-First Century Fox Inc., Cl. A	13,615,144	57,141,924
181,000	Twenty-First Century Fox Inc., Cl. B	3,845,198	4,928,630
446,500	Viacom Inc., Cl. A	13,672,613	19,641,535
25,000	Viacom Inc., Cl. B	1,051,735	1,029,000
250,600	Vivendi SA	5,283,097	5,408,692

		65,631,773	181,390,208

See accompanying notes to financial statements.

The Gabelli Asset Fund

Schedule of Investments (Continued) — December 31, 2015

			Market
Shares		Cost	Value
	COMMON STOCKS (Continued)
	Environmental Services — 1.9%
80,000	Progressive Waste Solutions Ltd.	$1,779,422	$1,884,000
639,300	Republic Services Inc.	8,539,538	28,122,807
20,000	Waste Connections Inc.	632,503	1,126,400
400,000	Waste Management Inc.	7,927,060	21,348,000

		18,878,523	52,481,207

	Equipment and Supplies — 7.0%
1,078,900	AMETEK Inc.	1,792,969	57,818,251
12,000	Amphenol Corp., Cl. A	23,162	626,760
10,000	AZZ Inc.	370,300	555,700
94,000	CIRCOR International Inc.	936,140	3,962,100
120,000	Crown Holdings Inc.†	540,996	6,084,000
168,000	CTS Corp.	1,022,835	2,963,520
4,670	Danaher Corp.	41,237	433,750
637,900	Donaldson Co. Inc.	2,062,581	18,282,214
575,000	Flowserve Corp.	3,837,135	24,196,000
57,000	Graco Inc.	2,961,863	4,107,990
558,400	IDEX Corp.	2,088,004	42,779,024
125,000	Interpump Group SpA	512,620	1,945,293
16,000	Lawson Products Inc.†	267,152	373,600
136,000	Mueller Industries Inc.	3,654,363	3,685,600
15,000	SEACOR Holdings Inc.†	1,071,707	788,400
180,000	Sealed Air Corp.	3,933,222	8,028,000
2,000	SL Industries Inc.†	5,719	63,760
93,000	The Manitowoc Co. Inc.	227,538	1,427,550
50,000	The Timken Co.	1,871,841	1,429,500
15,000	The Toro Co.	521,813	1,096,050
80,000	The Weir Group plc	336,631	1,179,367
24,000	Valmont Industries Inc.	194,128	2,544,480
273,200	Watts Water Technologies Inc., Cl. A	3,194,419	13,569,844

		31,468,375	197,940,753

	Financial Services — 10.4%
13,400	Alleghany Corp.†	2,135,954	6,404,262
73,000	AllianceBernstein Holding LP	1,138,870	1,741,050
596,600	American Express Co.	18,051,038	41,493,530
3,500	Ameriprise Financial Inc.	112,007	372,470
31,900	Argo Group International Holdings Ltd.	926,320	1,908,896
52,000	Bank of America Corp.	453,096	875,160
202	Berkshire Hathaway Inc., Cl. A†	733,921	39,955,600
59,700	BKF Capital Group Inc.†	177,946	47,760
45,000	Calamos Asset Management Inc., Cl. A	512,984	435,600
65,000	Citigroup Inc.	2,290,500	3,363,750
24,000	Cullen/Frost Bankers Inc.	1,854,278	1,440,000
170,000	Fortress Investment Group LLC, Cl. A	960,321	865,300

			Market
Shares		Cost	Value
134,000	GAM Holding AG	$1,850,414	$2,234,225
204,780	H&R Block Inc.	3,659,045	6,821,222
52,000	Interactive Brokers Group Inc., Cl. A	868,296	2,267,200
400,000	Janus Capital Group Inc.	3,716,565	5,636,000
250,600	JPMorgan Chase & Co.	10,059,138	16,547,118
95,900	Kinnevik Investment AB, Cl. A	2,113,575	2,993,520
135,000	Kinnevik Investment AB, Cl. B	3,540,132	4,190,038
245,750	KKR & Co. LP	4,252,242	3,831,243
344,000	Legg Mason Inc.	8,607,322	13,495,120
56,000	LendingTree Inc.†	444,522	4,999,680
37,000	Leucadia National Corp.	345,138	643,430
41,000	Loews Corp.	1,622,545	1,574,400
42,000	M&T Bank Corp.	3,017,681	5,089,560
127,000	Marsh & McLennan Companies Inc.	3,681,127	7,042,150
72,000	Northern Trust Corp.	3,381,944	5,190,480
155,000	PayPal Holdings Inc.†	5,075,673	5,611,000
30,000	Popular Inc.	593,108	850,200
134,200	State Street Corp.	3,337,808	8,905,512
20,000	SunTrust Banks Inc.	424,879	856,800
52,000	T. Rowe Price Group Inc.	1,121,438	3,717,480
666,900	The Bank of New York Mellon Corp.	19,020,332	27,489,618
47,000	The Blackstone Group LP	653,556	1,374,280
13,500	The Goldman Sachs Group Inc.	1,573,808	2,433,105
130,000	The Hartford Financial Services Group Inc.	4,115,161	5,649,800
141,000	The PNC Financial Services Group Inc.	8,138,979	13,438,710
10,000	Value Line Inc.	137,382	134,300
25,000	W. R. Berkley Corp.	912,248	1,368,750
155,000	Waddell & Reed Financial Inc., Cl. A	3,242,505	4,442,300
634,400	Wells Fargo & Co.	19,136,017	34,485,984

		147,989,815	292,216,603

	Food and Beverage — 14.4%
506,200	Brown-Forman Corp., Cl. A	6,114,331	55,737,682
134,000	Brown-Forman Corp., Cl. B	2,745,094	13,303,520
58,000	Campbell Soup Co.	1,644,057	3,047,900
800,000	China Mengniu Dairy Co. Ltd.	1,191,136	1,304,766
36,000	Chr. Hansen Holding A/S	1,518,352	2,263,106
26,000	Coca-Cola Enterprises Inc.	508,677	1,280,240
16,500	Coca-Cola HBC AG	231,193	352,218
373,000	ConAgra Foods Inc.	12,087,340	15,725,680
67,500	Constellation Brands Inc., Cl. A	1,640,787	9,614,700
12,000	Core-Mark Holding Co. Inc.	279,415	983,280
30,000	Crimson Wine Group Ltd.†	231,103	264,000
265,000	Danone SA	12,558,504	17,936,034

See accompanying notes to financial statements.

The Gabelli Asset Fund

Schedule of Investments (Continued) — December 31, 2015

			Market
Shares		Cost	Value
	COMMON STOCKS (Continued)
	Food and Beverage (Continued)
846,200	Davide Campari-Milano SpA	$4,838,535	$7,356,901
314,000	Diageo plc, ADR	12,350,553	34,247,980
85,048	Diamond Foods Inc.†	1,714,856	3,278,600
174,000	Dr Pepper Snapple Group Inc.	4,355,051	16,216,800
80,000	Farmer Brothers Co.†	983,002	2,581,600
320,000	Flowers Foods Inc.	561,866	6,876,800
41,000	Fomento Economico Mexicano SAB de CV, ADR	1,407,018	3,786,350
516,000	General Mills Inc.	9,933,529	29,752,560
2,250,000	Grupo Bimbo SAB de CV, Cl. A†	983,962	5,975,369
10,000	Heineken Holding NV	407,450	771,597
109,500	Heineken NV	5,338,573	9,373,610
20,000	Heineken NV, ADR	481,150	855,000
14,000	Ingredion Inc.	168,350	1,341,760
175,000	ITO EN Ltd.	3,827,751	4,542,618
15,000	John Bean Technologies Corp.	239,584	747,450
80,000	Kellogg Co.	3,827,964	5,781,600
79,300	Kerry Group plc, Cl. A	1,029,138	6,622,050
29,000	Keurig Green Mountain Inc.	700,454	2,609,420
460,000	Kikkoman Corp.	5,320,453	16,169,558
19,800	LVMH Moet Hennessy Louis Vuitton SE	701,482	3,117,924
165,000	Maple Leaf Foods Inc.	3,013,197	2,833,273
27,000	MEIJI Holdings Co. Ltd.	602,537	2,257,581
416,000	Mondelēz International Inc., Cl. A	9,274,514	18,653,440
245,000	Morinaga Milk Industry Co. Ltd.	909,693	1,125,172
65,000	Nestlé SA	3,835,235	4,838,009
186,000	NISSIN FOODS HOLDINGS CO. LTD.	6,396,698	9,950,331
250,000	Parmalat SpA	704,668	649,337
197,000	PepsiCo Inc.	8,387,355	19,684,240
68,500	Pernod Ricard SA	6,116,972	7,831,379
136,000	Post Holdings Inc.†	3,273,832	8,391,200
93,000	Remy Cointreau SA	5,655,846	6,671,517
10,000	SABMiller plc	358,218	599,929
66,000	Snyder’s-Lance Inc.	1,500,378	2,263,800
45,000	Suntory Beverage & Food Ltd.	1,434,256	1,991,763
28,000	The Kraft Heinz Co.	1,805,222	2,037,280
125,000	The Coca-Cola Co.	2,875,930	5,370,000
34,000	The Hain Celestial Group Inc.†	267,614	1,373,260
21,000	The J.M. Smucker Co.	729,807	2,590,140
45,000	The WhiteWave Foods Co.†	453,697	1,750,950
500,000	Tingyi (Cayman Islands) Holding Corp.	1,244,701	713,544
169,000	Tootsie Roll Industries Inc.	1,665,666	5,338,710

			Market
Shares		Cost	Value
16,500	Tyson Foods Inc., Cl. A	$138,986	$879,945
65,000	United Natural Foods Inc.†	2,599,281	2,558,400
220,600	Yakult Honsha Co. Ltd.	5,633,932	10,938,691

		168,798,945	405,110,564

	Health Care — 5.5%
20,000	Aetna Inc.	1,216,018	2,162,400
50,000	Akorn Inc.†	2,071,831	1,865,500
223,000	Alere Inc.†	7,525,392	8,717,070
32,501	Allergan plc†	4,978,188	10,156,406
17,000	AmerisourceBergen Corp.	673,233	1,763,070
55,500	Amgen Inc.	2,539,296	9,009,315
25,000	AngioDynamics Inc.†	257,166	303,500
10,000	Anthem Inc.	828,178	1,394,400
71,000	Baxalta Inc.	1,716,233	2,771,130
57,000	Baxter International Inc.	1,609,980	2,174,550
10,000	Becton, Dickinson and Co.	1,128,903	1,540,900
12,000	Biogen Inc.†	83,190	3,676,200
5,000	Bio-Rad Laboratories Inc., Cl. A†	488,803	693,300
475,000	BioScrip Inc.†	3,179,005	831,250
85,000	Boston Scientific Corp.†	586,500	1,567,400
125,000	Bristol-Myers Squibb Co.	3,218,850	8,598,750
17,000	Cepheid Inc.†	189,176	621,010
72,000	Chemed Corp.	3,952,225	10,785,600
35,000	Cigna Corp.	1,816,474	5,121,550
26,000	CONMED Corp.	523,478	1,145,300
53,000	DaVita HealthCare Partners Inc.†	3,199,659	3,694,630
30,000	Eli Lilly & Co.	1,057,507	2,527,800
17,000	Endo International plc†	1,326,170	1,040,740
44,000	Exactech Inc.†	671,660	798,600
40,000	Express Scripts Holding Co.†	2,593,628	3,496,400
20,000	Gerresheimer AG	1,276,756	1,569,058
71,000	HCA Holdings Inc.†	4,578,341	4,801,730
30,500	Henry Schein Inc.†	871,113	4,824,795
10,000	Humana Inc.	685,249	1,785,100
40,000	Indivior plc	25,984	110,743
81,500	Johnson & Johnson	5,105,710	8,371,680
98,356	Kindred Healthcare Inc.	2,225,662	1,171,420
5,000	Laboratory Corp. of America Holdings†	443,148	618,200
20,000	McKesson Corp.	1,812,699	3,944,600
3,000	Mead Johnson Nutrition Co.	178,673	236,850
43,020	Medtronic plc	3,227,360	3,309,098
145,000	Merck & Co. Inc.	4,283,496	7,658,900
57,000	Mylan NV†	3,445,434	3,081,990
30,000	Myriad Genetics Inc.†	1,014,806	1,294,800
30,432	Orthofix International NV†	1,015,782	1,193,239
30,000	Owens & Minor Inc.	902,440	1,079,400
42,000	Patterson Companies Inc.	1,298,788	1,898,820
40,000	Pfizer Inc.	665,000	1,291,200

See accompanying notes to financial statements.

The Gabelli Asset Fund

Schedule of Investments (Continued) — December 31, 2015

			Market
Shares		Cost	Value
	COMMON STOCKS (Continued)
	Health Care (Continued)
44,000	Quidel Corp.†	$603,237	$932,800
400	Regeneron Pharmaceuticals Inc.†	43,670	217,148
76,000	Roche Holding AG, ADR	1,500,123	2,619,720
32,000	Stryker Corp.	1,660,657	2,974,080
115,396	Tenet Healthcare Corp.†	3,675,111	3,496,499
20,000	UnitedHealth Group Inc.	1,157,941	2,352,800
29,000	William Demant Holding A/S†	1,359,329	2,774,493
94,843	Wright Medical Group NV†	1,952,813	2,293,299
21,000	Zimmer Biomet Holdings Inc.	1,489,483	2,154,390
15,000	Zoetis Inc.	682,715	718,800

		94,612,263	155,232,423

	Hotels and Gaming — 1.4%
17,000	Accor SA	583,813	739,086
50,000	Belmond Ltd., Cl. A†	564,636	475,000
19,000	Churchill Downs Inc.	832,331	2,688,310
350,000	Genting Singapore plc	367,220	190,070
10,000	Homeinns Hotel Group, ADR†	159,080	341,600
45,000	Hyatt Hotels Corp., Cl. A†	1,749,864	2,115,900
55,000	Interval Leisure Group Inc.	474,329	858,550
80,000	Las Vegas Sands Corp.	310,111	3,507,200
5,125,000	Mandarin Oriental International Ltd.	9,061,355	7,943,750
400,000	MGM Resorts International†	4,094,351	9,088,000
86,000	Starwood Hotels & Resorts Worldwide Inc.	1,681,866	5,958,080
2,000,000	The Hongkong & Shanghai Hotels Ltd.	2,722,562	2,229,663
80,000	Universal Entertainment Corp.	546,669	1,470,943
10,000	Wyndham Worldwide Corp.	249,886	726,500
12,000	Wynn Resorts Ltd.	925,515	830,280

		24,323,588	39,162,932

	Machinery — 2.8%
121,500	Caterpillar Inc.	799,951	8,257,140
1,390,000	CNH Industrial NV, New York	10,834,542	9,507,600
228,600	CNH Industrial NV, Brsaltaliana	2,245,850	1,575,061
410,000	Deere & Co.	3,037,755	31,270,700
26,000	Mueller Water Products Inc., Cl. A	192,104	223,600
750,000	Xylem Inc.	10,158,027	27,375,000
15,000	Zebra Technologies Corp., Cl. A†	455,812	1,044,750

		27,724,041	79,253,851

	Manufactured Housing and Recreational Vehicles — 0.1%
31,500	Cavco Industries Inc.†	596,101	2,624,265
20,000	Nobility Homes Inc.†	192,816	242,000

			Market
Shares		Cost	Value
39,500	Skyline Corp.†	$257,543	$141,410

		1,046,460	3,007,675

	Metals and Mining — 1.0%
56,000	Agnico Eagle Mines Ltd.	1,821,420	1,471,680
380,000	Alcoa Inc.	3,755,759	3,750,600
243,020	Barrick Gold Corp.	3,827,978	1,793,488
30,000	Cliffs Natural Resources Inc.†	199,316	47,400
95,000	Franco-Nevada Corp.	3,312,360	4,346,250
150,000	Freeport-McMoRan Inc.	1,875,137	1,015,500
60,000	Kinross Gold Corp.†	376,124	109,200
40,000	New Hope Corp. Ltd.	54,218	53,778
540,200	Newmont Mining Corp.	11,598,304	9,718,198
134,000	Royal Gold Inc.	5,904,818	4,886,980
95,000	Silver Wheaton Corp.	1,802,878	1,179,900
186,000	Turquoise Hill Resources Ltd.†	654,400	472,440

		35,182,712	28,845,414

	Publishing — 0.9%
2,800	Graham Holdings Co., Cl. B	1,219,275	1,357,916
18,000	Journal Media Group Inc.	45,146	216,360
131,000	McGraw Hill Financial Inc.	1,042,775	12,913,980
66,000	Meredith Corp.	1,436,874	2,854,500
215,000	News Corp., Cl. A	956,000	2,872,400
200,000	News Corp., Cl. B	3,009,624	2,792,000
100,000	The E.W. Scripps Co., Cl. A	898,853	1,900,000
17,000	The New York Times Co., Cl. A	153,581	228,140

		8,762,128	25,135,296

	Real Estate — 0.3%
16,500	Brookfield Asset Management Inc., Cl. A	294,496	520,245
71,000	Forest City Enterprises Inc., Cl. A†	1,424,344	1,557,030
104,000	Griffin Industrial Realty Inc.	1,510,666	2,713,360
239,000	The St. Joe Co.†	1,835,041	4,423,890

		5,064,547	9,214,525

	Real Estate Investment Trusts — 0.3%
17,000	Communications Sales & Leasing Inc.†	400,545	317,730
14,422	Host Hotels & Resorts Inc.	290,636	221,233
70,000	Ryman Hospitality Properties Inc.	2,929,485	3,614,800
128,000	Weyerhaeuser Co.	2,681,107	3,837,440

		6,301,773	7,991,203

	Retail — 3.6%
90,000	Aaron’s Inc.	567,366	2,015,100
114,000	AutoNation Inc.†	954,122	6,801,240
97,500	Costco Wholesale Corp.	5,058,494	15,746,250
246,000	CST Brands Inc.	7,947,476	9,628,440

See accompanying notes to financial statements.

The Gabelli Asset Fund

Schedule of Investments (Continued) — December 31, 2015

			Market
Shares		Cost	Value
	COMMON STOCKS (Continued)
	Retail (Continued)
280,000	CVS Health Corp.	$9,363,653	$27,375,600
410,000	Hertz Global Holdings Inc.†	8,755,018	5,834,300
40,000	HSN Inc.	1,108,605	2,026,800
300,000	J.C. Penney Co. Inc.†	3,826,328	1,998,000
44,000	Krispy Kreme Doughnuts Inc.†	304,803	663,080
675,000	Lianhua Supermarket Holdings Ltd., Cl. H†	669,380	294,385
163,000	Macy’s Inc.	2,399,868	5,701,740
50,000	Murphy USA Inc.†	2,116,202	3,037,000
55,100	Penske Automotive Group Inc.	2,511,912	2,332,934
14,857	Rush Enterprises Inc., Cl. B†	337,936	325,368
50,000	The Cheesecake Factory Inc.	1,484,808	2,305,500
34,000	The Home Depot Inc.	1,057,046	4,496,500
128,000	The Kroger Co.	389,119	5,354,240
34,000	Walgreens Boots Alliance Inc.	1,889,156	2,895,270
100,000	Whole Foods Market Inc.	1,271,571	3,350,000

		52,012,863	102,181,747

	Specialty Chemicals — 1.9%
17,000	Airgas Inc.	1,110,300	2,351,440
12,000	Ashland Inc.	554,027	1,232,400
215,000	Chemtura Corp.†	4,582,516	5,863,050
611,000	Ferro Corp.†	5,157,436	6,794,320
91,200	General Chemical Group Inc.†	249,024	1,186
163,000	H.B. Fuller Co.	4,963,976	5,944,610
130,000	International Flavors & Fragrances Inc.	7,102,417	15,553,200
395,000	OMNOVA Solutions Inc.†	1,081,551	2,421,350
11,000	Praxair Inc.	1,148,655	1,126,400
183,000	Sensient Technologies Corp.	3,479,369	11,496,060
31,500	SGL Carbon SE†	638,961	442,801

		30,068,232	53,226,817

	Telecommunications — 2.7%
480,000	AT&T Inc.	4,454,175	16,516,800
40,000	CenturyLink Inc.	699,240	1,006,400
1,396,247	Cincinnati Bell Inc.†	5,118,837	5,026,489
185,000	Deutsche Telekom AG, ADR	2,887,139	3,307,800
30,000	Hellenic Telecommunications Organization SA	435,110	301,249
25,000	Hellenic Telecommunications Organization SA, ADR	111,368	118,750
75,200	Level 3 Communications Inc.†	1,891,360	4,087,872
58,500	Loral Space & Communications Inc.†	2,295,625	2,381,535
6,000	Orange SA, ADR	63,335	99,780
100,000	Pharol SGPS SA†	99,657	29,451
245,000	Sprint Corp.†	1,336,577	886,900

			Market
Shares		Cost	Value
3,007,800	Telecom Italia SpA†	$1,674,788	$3,840,774
175,000	Telecom Italia SpA, ADR†	1,222,253	2,213,750
39,981	Telefonica Brasil SA, ADR	373,700	361,028
267,401	Telefonica SA, ADR	3,354,218	2,957,455
1,035,510	Telephone & Data Systems Inc.	20,800,553	26,809,354
115,000	Telesites SAB†	87,306	75,001
153,000	Verizon Communications Inc.	5,166,830	7,071,660
30,000	VimpelCom Ltd., ADR	161,262	98,400

		52,233,333	77,190,448

	Transportation — 0.5%
307,000	GATX Corp.	8,363,216	13,062,850
4,000	Kansas City Southern	7,317	298,680
46,000	Providence and Worcester Railroad Co.	710,155	636,640

		9,080,688	13,998,170

	Wireless Communications — 0.7%
115,000	America Movil SAB de CV, Cl. L, ADR	351,470	1,616,900
14,500	Millicom International Cellular SA	975,939	836,795
36,000	Millicom International Cellular SA, SDR	2,784,791	2,074,762
235,000	NTT DoCoMo Inc.	3,353,053	4,856,608
20,000	Tim Participacoes SA, ADR	148,920	169,600
64,000	T-Mobile US Inc.†	1,999,484	2,503,680
175,589	United States Cellular Corp.†	8,479,042	7,165,787
35,000	Vodafone Group plc, ADR	1,649,781	1,129,100

		19,742,480	20,353,232

	TOTAL COMMON STOCKS	1,267,687,160	2,866,790,733

	PREFERRED STOCKS — 0.0%
	Health Care — 0.0%
31,580	The Phoenix Companies Inc., 7.450%	674,937	643,916

	RIGHTS — 0.0%
	Health Care — 0.0%
20,000	American Medical Alert Corp.†	0	200

	WARRANTS — 0.0%
	Energy and Utilities — 0.0%
255,000	Kinder Morgan Inc., expire 05/25/17†	296,658	15,325

	Hotels and Gaming — 0.0%
200,000	Indian Hotels Co. Ltd., expire 05/14/18†(a)	329,280	353,000

	TOTAL WARRANTS	625,938	368,325

See accompanying notes to financial statements.

The Gabelli Asset Fund

Schedule of Investments (Continued) — December 31, 2015

	Cost	Market Value
TOTAL
INVESTMENTS — 102.0%	$1,268,988,035	$2,867,803,174

Other Assets and Liabilities (Net) — (2.0)%		(55,932,089)

NET ASSETS — 100.0%		$2,811,871,085

(a)

Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2015, the market value of the Rule 144A security amounted to $353,000 or 0.01% of net assets.

†	Non-income producing security.
ADR	American Depositary Receipt
GDR	Global Depositary Receipt
SDR	Swedish Depositary Receipt

See accompanying notes to financial statements.

The Gabelli Asset Fund

Statement of Assets and Liabilities

December 31, 2015

Assets:
Investments, at value (cost $1,268,988,035)	$2,867,803,174
Receivable for investments sold	3,037,640
Receivable for Fund shares sold	935,214
Dividends receivable	3,885,543
Prepaid expenses	72,506

Total Assets	2,875,734,077

Liabilities:
Payable to custodian	11,025,201
Distributions payable	1,160
Payable for investments purchased	914,912
Payable for Fund shares redeemed	5,277,025
Payable for investment advisory fees	2,469,398
Payable for distribution fees	576,124
Payable for accounting fees	7,500
Line of credit payable	43,072,000
Other accrued expenses	519,672

Total Liabilities	63,862,992

Net Assets
(applicable to 52,118,925 shares outstanding)	$2,811,871,085
Net Assets Consist of:
Paid-in capital	$1,228,925,176
Undistributed net investment income	67,178
Distributions in excess of net realized gain on investments and foreign currency transactions	(15,909,304)
Net unrealized appreciation on investments	1,598,815,139
Net unrealized depreciation on foreign currency translations	(27,104)

Net Assets	$2,811,871,085
Shares of Beneficial Interest, each at $0.01 par value; unlimited number of shares authorized:
Class AAA:
Net Asset Value, offering, and redemption price per share ($2,160,273,416 ÷ 39,933,499 shares outstanding)	$54.10
Class A:
Net Asset Value and redemption price per share ($74,447,400 ÷ 1,388,382 shares outstanding)	$53.62
Maximum offering price per share (NAV ÷ 0.9425, based on maximum sales charge of 5.75% of the offering price)	$56.89
Class C:
Net Asset Value and offering price per share ($96,669,853 ÷ 1,900,347 shares outstanding)	$50.87 (a)
Class I:
Net Asset Value, offering, and redemption price per share ($480,480,416 ÷ 8,896,697 shares outstanding)	$54.01

(a)	Redemption price varies based on the length of time held.

Statement of Operations

For the Year Ended December 31, 2015

Investment Income:
Dividends (net of foreign withholding taxes of $1,116,311)	$54,776,968
Interest	2,686

Total Investment Income	54,779,654

Expenses:
Investment advisory fees	32,904,049
Distribution fees - Class AAA	6,606,722
Distribution fees - Class A	242,315
Distribution fees - Class C	1,157,511
Shareholder services fees	2,118,864
Custodian fees	378,744
Shareholder communications expenses	312,096
Trustees’ fees	187,970
Registration expenses	98,358
Legal and audit fees	92,416
Accounting fees	45,000
Interest expense	16,827
Miscellaneous expenses	161,748

Total Expenses	44,322,620

Less:
Expenses paid indirectly by broker (See Note 6)	(11,262)

Net Expenses	44,311,358

Net Investment Income	10,468,296

Net Realized and Unrealized Gain/(Loss) on Investments and Foreign Currency:
Net realized gain on investments	389,941,700
Net realized loss on foreign currency transactions	(47,395)

Net realized gain/(loss) on investments and foreign currency transactions	389,894,305

Net change in unrealized appreciation/depreciation:
on investments	(583,656,697)
on foreign currency translations	6,663

Net change in unrealized appreciation/depreciation on investments and foreign currency translations	(583,650,034)

Net Realized and Unrealized Gain/(Loss) on Investments and Foreign Currency	(193,755,729)

Net Decrease in Net Assets Resulting from Operations	$(183,287,433)

See accompanying notes to financial statements.

The Gabelli Asset Fund

Statement of Changes in Net Assets

	Year Ended	Year Ended
	December 31, 2015	December 31, 2014
Operations:
Net investment income	$10,468,296	$10,264,132
Net realized gain/(loss) on investments and foreign currency transactions	389,894,305	168,126,750
Net change in unrealized appreciation/depreciation on investments and foreign currency translations	(583,650,034)	(3,162,106)

Net Increase/(Decrease) in Net Assets Resulting from Operations	(183,287,433)	175,228,776

Distributions to Shareholders:
Net investment income
Class AAA	(7,627,505)	(7,793,167)
Class A	(255,360)	(284,645)
Class I	(3,151,620)	(1,943,556)

	(11,034,485)	(10,021,368)

Net realized gain
Class AAA	(262,380,838)	(131,714,250)
Class A	(9,157,559)	(4,863,285)
Class C	(12,436,170)	(5,760,680)
Class I	(58,085,281)	(16,424,258)

	(342,059,848)	(158,762,473)

Total Distributions to Shareholders	(353,094,333)	(168,783,841)

Shares of Beneficial Interest Transactions:
Class AAA	(430,711,437)	(175,884,837)
Class A	(21,434,536)	(2,912,954)
Class C	(9,164,959)	21,621,114
Class I	187,399,518	96,899,371

Net Decrease in Net Assets from Shares of Beneficial Interest Transactions	(273,911,414)	(60,277,306)

Redemption Fees	8,957	4,604

Net Decrease in Net Assets	(810,284,223)	(53,827,767)
Net Assets:
Beginning of year	3,622,155,308	3,675,983,075

End of year (including undistributed net investment income of $67,178 and $0, respectively)	$2,811,871,085	$3,622,155,308

See accompanying notes to financial statements.

The Gabelli Asset Fund

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout each year:

		Income (Loss) from Investment Operations			Distributions						Ratios to Average Net Assets/ Supplemental Data
Year Ended December 31	Net Asset Value, Beginning of Year	Net Investment Income (Loss)(a)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Net Investment Income	Net Realized Gain on Investments	Total Distributions	Redemption Fees (a)(b)	Net Asset Value, End of Year	Total Return†	Net Assets End of Year (in 000’s)	Net Investment Income (Loss)	Operating Expenses		Portfolio Turnover Rate
Class AAA
2015	$65.39	$0.20	$(3.93)	$(3.73)	$(0.21)	$(7.35)	$(7.56)	$0.00	$54.10	(5.9)%	$2,160,274	0.31%	1.35	%(c)	3%
2014	65.31	0.19	3.04	3.23	(0.17)	(2.98)	(3.15)	0.00	65.39	4.9	3,011,541	0.28	1.35		5
2013	51.87	0.21	16.42	16.63	(0.20)	(2.99)	(3.19)	0.00	65.31	32.4	3,178,406	0.35	1.35		7
2012	47.60	0.50	7.10	7.60	(0.52)	(2.81)	(3.33)	0.00	51.87	16.0	2,487,368	0.97	1.38		4
2011	48.93	0.19	(0.41)	(0.22)	(0.18)	(0.93)	(1.11)	0.00	47.60	(0.4)	2,527,218	0.39	1.37		8
Class A
2015	$64.88	$0.20	$(3.91)	$(3.71)	$(0.20)	$(7.35)	$(7.55)	$0.00	$53.62	(5.9)%	$74,447	0.31%	1.35	%(c)	3%
2014	64.82	0.19	3.02	3.21	(0.17)	(2.98)	(3.15)	0.00	64.88	4.9	110,428	0.28	1.35		5
2013	51.52	0.20	16.32	16.52	(0.23)	(2.99)	(3.22)	0.00	64.82	32.4	112,707	0.33	1.35		7
2012	47.30	0.50	7.05	7.55	(0.52)	(2.81)	(3.33)	0.00	51.52	16.0	74,713	0.98	1.38		4
2011	48.65	0.21	(0.42)	(0.21)	(0.21)	(0.93)	(1.14)	0.00	47.30	(0.4)	66,330	0.43	1.37		8
Class C
2015	$62.21	$(0.27)	$(3.72)	$(3.99)	—	$(7.35)	$(7.35)	$0.00	$50.87	(6.6)%	$96,670	(0.44)%	2.10	%(c)	3%
2014	62.58	(0.30)	2.91	2.61	—	(2.98)	(2.98)	0.00	62.21	4.1	125,548	(0.47)	2.10		5
2013	50.01	(0.24)	15.80	15.56	—	(2.99)	(2.99)	0.00	62.58	31.4	104,620	(0.41)	2.10		7
2012	46.05	0.13	6.82	6.95	$(0.18)	(2.81)	(2.99)	0.00	50.01	15.1	54,546	0.27	2.13		4
2011	47.53	(0.15)	(0.40)	(0.55)	—	(0.93)	(0.93)	0.00	46.05	(1.1)	41,146	(0.32)	2.12		8
Class I
2015	$65.33	$0.37	$(3.94)	$(3.57)	$(0.40)	$(7.35)	$(7.75)	$0.00	$54.01	(5.6)%	$480,480	0.57%	1.10	%(c)	3%
2014	65.25	0.35	3.06	3.41	(0.35)	(2.98)	(3.33)	0.00	65.33	5.2	374,638	0.52	1.10		5
2013	51.82	0.36	16.42	16.78	(0.36)	(2.99)	(3.35)	0.00	65.25	32.7	280,250	0.60	1.10		7
2012	47.56	0.67	7.06	7.73	(0.66)	(2.81)	(3.47)	0.00	51.82	16.3	159,366	1.30	1.13		4
2011	48.90	0.34	(0.44)	(0.10)	(0.31)	(0.93)	(1.24)	0.00	47.56	(0.2)	94,896	0.69	1.12		8

†	Total return represents aggregate total return of a hypothetical $1,000 investment at the beginning of the year and sold at the end of the year and does not reflect applicable sales charges.
(a)	Per share amounts have been calculated using the average shares outstanding method.
(b)	Amount represents less than $0.005 per share.
(c)	The Fund received credits from a designated broker who agreed to pay certain Fund operating expenses. For the year ended December 31, 2015, there was no impact on the expense ratios.

See accompanying notes to financial statements.

The Gabelli Asset Fund

Notes to Financial Statements

1. Organization. The Gabelli Asset Fund was organized on November 25, 1985 as a Massachusetts business trust. The Fund is a diversified open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund’s primary objective is growth of capital. The Fund commenced investment operations on March 3, 1986.

2. Significant Accounting Policies. As an investment company, the Fund follows the investment company accounting and reporting guidance, which is part of U.S. generally accepted accounting principles (“GAAP”) that may require the use of management estimates and assumptions in the preparation of its financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Security Valuation. Portfolio securities listed or traded on a nationally recognized securities exchange or traded in the U.S. over-the-counter market for which market quotations are readily available are valued at the last quoted sale price or a market’s official closing price as of the close of business on the day the securities are being valued. If there were no sales that day, the security is valued at the average of the closing bid and asked prices or, if there were no asked prices quoted on that day, then the security is valued at the closing bid price on that day. If no bid or asked prices are quoted on such day, the security is valued at the most recently available price or, if the Board of Trustees (the “Board”) so determines, by such other method as the Board shall determine in good faith to reflect its fair market value. Portfolio securities traded on more than one national securities exchange or market are valued according to the broadest and most representative market, as determined by Gabelli Funds, LLC (the “Adviser”).

Portfolio securities primarily traded on a foreign market are generally valued at the preceding closing values of such securities on the relevant market, but may be fair valued pursuant to procedures established by the Board if market conditions change significantly after the close of the foreign market, but prior to the close of business on the day the securities are being valued. Debt instruments with remaining maturities of sixty days or less that are not credit impaired are valued at amortized cost, unless the Board determines such amount does not reflect the securities’ fair value, in which case these securities will be fair valued as determined by the Board. Debt instruments having a maturity greater than sixty days for which market quotations are readily available are valued at the average of the latest bid and asked prices. If there were no asked prices quoted on such day, the security is valued using the closing bid price. U.S. government obligations with maturities greater than sixty days are normally valued using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued principally using dealer quotations.

Securities and assets for which market quotations are not readily available are fair valued as determined by the Board. Fair valuation methodologies and procedures may include, but are not limited to: analysis and review of available financial and non-financial information about the company; comparisons with the valuation and changes in valuation of similar securities, including a comparison of foreign securities with the equivalent U.S. dollar value American Depositary Receipt securities at the close of the U.S. exchange; and evaluation of any other information that could be indicative of the value of the security.

The Gabelli Asset Fund

Notes to Financial Statements (Continued)

The inputs and valuation techniques used to measure fair value of the Fund’s investments are summarized into three levels as described in the hierarchy below:

●	Level 1 — quoted prices in active markets for identical securities;
●	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.); and
●	Level 3 — significant unobservable inputs (including the Board’s determinations as to the fair value of investments).

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input both individually and in the aggregate that is significant to the fair value measurement. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of the Fund’s investments in securities by inputs used to value the Fund’s investments as of December 31, 2015 is as follows:

	Valuation Inputs
	Level 1	Level 2 Other Significant	Level 3 Significant	Total Market Value
	Quoted Prices	Observable Inputs	Unobservable Inputs	at 12/31/15
INVESTMENTS IN SECURITIES:
ASSETS (Market Value):
Common Stocks:
Aerospace	$ 34,934,050	$282,351	—	$ 35,216,401
Airlines	847,000	—	$120,000	967,000
Consumer Products	139,579,075	—	30	139,579,105
Energy and Utilities	111,757,088	—	0	111,757,088
Manufactured Housing and Recreational Vehicles	—	—	—	—
Specialty Chemicals	53,225,631	1,186	—	53,226,817
Other Industries (a)	2,526,044,322	—	—	2,526,044,322
Total Common Stocks	2,866,387,166	283,537	120,030	2,866,790,733
Preferred Stocks (a)	643,916	—	—	643,916
Rights (a)	—	—	200	200
Warrants (a)	15,325	353,000	—	368,325
TOTAL INVESTMENTS IN SECURITIES – ASSETS	$2,867,046,407	$636,537	$120,230	$2,867,803,174

(a)	Please refer to the Schedule of Investments for the industry classifications of these portfolio holdings.

The Fund did not have material transfers among Level 1, Level 2, and Level 3 during the year ended December 31, 2015. The Fund’s policy is to recognize transfers among Levels as of the beginning of the reporting period.

Additional Information to Evaluate Qualitative Information.

General. The Fund uses recognized industry pricing services – approved by the Board and unaffiliated with the Adviser – to value most of its securities, and uses broker quotes provided by market makers of securities not valued by these and other recognized pricing sources. Several different pricing feeds are received to value domestic equity securities, international equity securities, preferred equity securities, and fixed income securities. The data within these feeds is ultimately sourced from major stock exchanges and trading systems where these securities trade. The prices supplied by external sources are checked by obtaining quotations or actual transaction prices from market participants. If a price obtained from the pricing source is deemed unreliable, prices will be sought from another pricing service or from a broker/dealer that trades that security or similar securities.

The Gabelli Asset Fund

Notes to Financial Statements (Continued)

Fair Valuation. Fair valued securities may be common and preferred equities, warrants, options, rights, and fixed income obligations. Where appropriate, Level 3 securities are those for which market quotations are not available, such as securities not traded for several days, or for which current bids are not available, or which are restricted as to transfer. Among the factors to be considered to fair value a security are recent prices of comparable securities that are publicly traded, reliable prices of securities not publicly traded, the use of valuation models, current analyst reports, valuing the income or cash flow of the issuer, or cost if the preceding factors do not apply. A significant change in the unobservable inputs could result in a lower or higher value in Level 3 securities. The circumstances of Level 3 securities are frequently monitored to determine if fair valuation measures continue to apply.

The Adviser reports quarterly to the Board the results of the application of fair valuation policies and procedures. These may include back testing the prices realized in subsequent trades of these fair valued securities to fair values previously recognized.

Derivative Financial Instruments. The Fund may engage in various portfolio investment strategies by investing in a number of derivative financial instruments for the purposes of increasing the income of the Fund or hedging against a specific transaction with respect to either the currency in which the transaction is denominated or another currency. Investing in certain derivative financial instruments, including participation in the options, futures, or swap markets, entails certain execution, liquidity, hedging, tax, and securities, interest, credit, or currency market risks. Losses may arise if the Adviser’s prediction of movements in the direction of the securities, foreign currency, and interest rate markets is inaccurate. Losses may also arise if the counterparty does not perform its duties under a contract, or that, in the event of default, the Fund may be delayed in or prevented from obtaining payments or other contractual remedies owed to it under derivative contracts. The creditworthiness of the counterparties is closely monitored in order to minimize these risks. Participation in derivative transactions involves investment risks, transaction costs, and potential losses to which the Fund would not be subject absent the use of these strategies. The consequences of these risks, transaction costs, and losses may have a negative impact on the Fund’s ability to pay distributions.

The Fund’s derivative contracts held at December 31, 2015, if any, are not accounted for as hedging instruments under GAAP and are disclosed in the Schedule of Investments together with the related counterparty.

Forward Foreign Exchange Contracts. The Fund may engage in forward foreign exchange contracts for the purpose of hedging a specific transaction with respect to either the currency in which the transaction is denominated or another currency as deemed appropriate by the Adviser. Forward foreign exchange contracts are valued at the forward rate and are marked-to-market daily. The change in market value is included in unrealized appreciation/depreciation on foreign currency translations. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The use of forward foreign exchange contracts does not eliminate fluctuations in the underlying prices of the Fund’s portfolio securities, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign exchange contracts limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency increase. During the year ended December 31, 2015, the Fund held no forward foreign exchange contracts.

The Gabelli Asset Fund

Notes to Financial Statements (Continued)

Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Foreign currencies, investments, and other assets and liabilities are translated into U.S. dollars at current exchange rates. Purchases and sales of investment securities, income, and expenses are translated at the exchange rate prevailing on the respective dates of such transactions. Unrealized gains and losses that result from changes in foreign exchange rates and/or changes in market prices of securities have been included in unrealized appreciation/depreciation on investments and foreign currency translations. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date on investment securities transactions, foreign currency transactions, and the difference between the amounts of interest and dividends recorded on the books of the Fund and the amounts actually received. The portion of foreign currency gains and losses related to fluctuation in exchange rates between the initial purchase trade date and subsequent sale trade date is included in realized gain/(loss) on investments.

Foreign Securities. The Fund may directly purchase securities of foreign issuers. Investing in securities of foreign issuers involves special risks not typically associated with investing in securities of U.S. issuers. The risks include possible revaluation of currencies, the inability to repatriate funds, less complete financial information about companies, and possible future adverse political and economic developments. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than securities of comparable U.S. issuers.

Foreign Taxes. The Fund may be subject to foreign taxes on income, gains on investments, or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

Restricted Securities. The Fund may invest up to 10% of its net assets in securities for which the markets are restricted. Restricted securities include securities whose disposition is subject to substantial legal or contractual restrictions. The sale of restricted securities often requires more time and results in higher brokerage charges or dealer discounts and other selling expenses than does the sale of securities eligible for trading on national securities exchanges or in the over-the-counter markets. Restricted securities may sell at a price lower than similar securities that are not subject to restrictions on resale. Securities freely saleable among qualified institutional investors under special rules adopted by the SEC may be treated as liquid if they satisfy liquidity standards established by the Board. The continued liquidity of such securities is not as well assured as that of publicly traded securities, and accordingly the Board will monitor their liquidity. At December 31, 2015 the Fund held no restricted securities.

Securities Transactions and Investment Income. Securities transactions are accounted for on the trade date with realized gain/(loss) on investments determined by using the identified cost method. Interest income (including amortization of premium and accretion of discount) is recorded on the accrual basis. Premiums and discounts on debt securities are amortized using the effective yield to maturity method. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities that are recorded as soon after the ex-dividend date as the Fund becomes aware of such dividends.

Determination of Net Asset Value and Calculation of Expenses. Certain administrative expenses are common to, and allocated among, various affiliated funds. Such allocations are made on the basis of each fund’s average

The Gabelli Asset Fund

Notes to Financial Statements (Continued)

net assets or other criteria directly affecting the expenses as determined by the Adviser pursuant to procedures established by the Board.

In calculating the NAV per share of each class, investment income, realized and unrealized gains and losses, redemption fees, and expenses other than class specific expenses are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day. Distribution expenses are borne solely by the class incurring the expense.

Distributions to Shareholders. Distributions to shareholders are recorded on the ex-dividend date. Distributions to shareholders are based on income and capital gains as determined in accordance with federal income tax regulations, which may differ from income and capital gains as determined under GAAP. These differences are primarily due to differing treatments of income and gains on various investment securities and foreign currency transactions held by the Fund, timing differences, and differing characterizations of distributions made by the Fund. Distributions from net investment income for federal income tax purposes include net realized gains on foreign currency transactions. These book/tax differences are either temporary or permanent in nature. To the extent these differences are permanent, adjustments are made to the appropriate capital accounts in the period when the differences arise. Permanent differences were primarily due to redesignation of dividends paid and on the sale of securities no longer deemed passive foreign investment companies during the year, tax equalization utilized and In-kind distributions. These reclassifications have no impact on the NAV of the Fund. For the year ended December 31, 2015, reclassifications were made to increase undistributed net investment income by $1,471,693 and decrease undistributed net realized gain on investments and foreign currency transactions by $48,295,476, with an offsetting adjustment to paid-in capital.

The tax character of distributions paid during the years ended December 31, 2015 and 2014 was as follows:

	Year Ended	Year Ended
	December 31, 2015	December 31, 2014
Distributions paid from:
Ordinary income (inclusive of short term capital gains)	$ 12,685,033	$ 16,845,274
Net long term capital gains	340,409,300	151,938,567
Total distributions paid	$353,094,333	$168,783,841

Provision For Income Taxes. The Fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). It is the policy of the Fund to comply with the requirements of the Code applicable to regulated investment companies and to distribute substantially all of its net investment company taxable income and net capital gains. Therefore, no provision for federal income taxes is required.

As of December 31, 2015, the components of accumulated earnings/losses on a tax basis were as follows:

Net unrealized appreciation on investments and foreign currency translations	$1,582,945,909

Total	$1,582,945,909

The Fund is permitted to carry capital losses forward for an unlimited period. Capital losses that are carried forward will retain their character as either short term or long term capital losses.

The Gabelli Asset Fund

Notes to Financial Statements (Continued)

At December 31, 2015, the differences between book basis and tax basis net unrealized appreciation were primarily due to mark-to-market adjustments on investments considered passive foreign investment companies, deferral of losses from wash sales for tax purposes, and basis adjustments on investments in partnerships.

The following summarizes the tax cost of investments and the related net unrealized appreciation at December 31, 2015:

	Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation
Investments	$1,284,830,161	$1,669,513,851	$(86,540,838)	$1,582,973,013

The Fund is required to evaluate tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Income tax and related interest and penalties would be recognized by the Fund as tax expense in the Statement of Operations if the tax positions were deemed not to meet the more-likely-than-not threshold. For the year ended December 31, 2015 the Fund did not incur any income tax, interest, or penalties. As of December 31, 2015, the Adviser has reviewed all open tax years and concluded that there was no impact to the Fund’s net assets or results of operations. The Fund’s federal and state tax returns for the prior three fiscal years remain open, subject to examination. On an ongoing basis, the Adviser will monitor the Fund’s tax positions to determine if adjustments to this conclusion are necessary.

3. Investment Advisory Agreement and Other Transactions. The Fund has entered into an investment advisory agreement (the “Advisory Agreement”) with the Adviser which provides that the Fund will pay the Adviser a fee, computed daily and paid monthly, at the annual rate of 1.00% of the value of its average daily net assets. In accordance with the Advisory Agreement, the Adviser provides a continuous investment program for the Fund’s portfolio, oversees the administration of all aspects of the Fund’s business and affairs, and pays the compensation of all Officers and Trustees of the Fund who are affiliated persons of the Adviser.

The Fund pays each Trustee who is not considered an affiliated person an annual retainer of $18,000 plus $2,000 for each Board meeting attended. Each Trustee is reimbursed by the Fund for any out of pocket expenses incurred in attending meetings. All Board committee members receive $500 per meeting attended and the Chairman of the Audit Committee and the Lead Trustee each receive an annual fee of $2,000. The Chairman of the Proxy Voting Committee and Nominating Committee each receive $1,000 annually. A Trustee may receive a single meeting fee, allocated among the participating funds, for participation in certain meetings held on behalf of multiple funds. Trustees who are directors or employees of the Adviser or an affiliated company receive no compensation or expense reimbursement from the Fund.

4. Distribution Plan. The Fund’s Board has adopted a distribution plan (the “Plan”) for each class of shares, except for Class I Shares, pursuant to Rule 12b-1 under the 1940 Act. Under the Class AAA, Class A, and Class C Share Plans, payments are authorized to G.distributors, LLC (the “Distributor”), an affiliate of the Adviser, at annual rates of 0.25%, 0.25%, and 1.00%, respectively, of the average daily net assets of those classes, the annual limitations under each Plan. Such payments are accrued daily and paid monthly.

5. Portfolio Securities. Purchases and sales of securities during the year ended December 31, 2015, other than short term securities, redemptions-in-kind, and U.S. Government Obligations, aggregated $94,301,608 and $596,374,044, respectively.

The Gabelli Asset Fund

Notes to Financial Statements (Continued)

6. Transactions with Affiliates and Other Arrangements. During the year ended December 31, 2015, the Fund paid brokerage commissions on security trades of $257,426 to G.research, LLC, an affiliate of the Adviser. Additionally, the Distributor retained a total of $44,286 from investors representing commissions (sales charges and underwriting fees) on sales and redemptions of Fund shares.

During the year ended December 31, 2015. The Fund received credits from a designated broker who agreed to pay certain Fund operating expenses. The amount of such expenses paid through this directed broker arrangement during the year ended December 31, 2015 was $11,262.

The cost of calculating the Fund’s NAV per share is a Fund expense pursuant to the Advisory Agreement. During the year ended December 31, 2015, the Fund paid or accrued $45,000 to the Adviser in connection with the cost of computing the Fund’s NAV.

7. Line of Credit. The Fund participates in an unsecured line of credit of up to $75,000,000 under which it may borrow up to 10% of its net assets from the custodian for temporary borrowing purposes. Borrowings under this arrangement bear interest at a variable rate per annum equal to the overnight rate plus a spread, as determined and quoted by the custodian in its sole discretion at the time of the request, which rate may be subject to change from time to time at the sole discretion of the custodian. The overnight rate is defined as of any day, the higher of (a) the federal funds rate as in effect on that day and (b) the overnight LIBOR rate as in effect on that day. This amount, if any, would be included in “interest expense” in the Statement of Operations. At December 31, 2015, there was $43,072,000 outstanding under the line of credit.

The average daily amount of borrowings outstanding under the line of credit during the year ended December 31, 2015 was $2,152,775 with a weighted average interest rate of 1.22%. The maximum amount borrowed at any time during the year ended December 31, 2015 was $43,072,000.

8. Shares of Beneficial Interest. The Fund offers four classes of shares – Class AAA Shares, Class A Shares, Class C Shares, and Class I Shares. Class AAA and Class I Shares are offered without a sales charge. Class A Shares are subject to a maximum front-end sales charge of 5.75%, and Class C Shares are subject to a 1.00% contingent deferred sales charge for one year after purchase.

The Fund imposes a redemption fee of 2.00% on all classes of shares that are redeemed or exchanged on or before the seventh day after the date of a purchase. The redemption fee is deducted from the proceeds otherwise payable to the redeeming shareholders and is retained by the Fund as an increase in paid-in capital. The redemption fees retained by the Fund during the years ended December 31, 2015 and 2014, if any, can be found in the Statement of Changes in Net Assets under Redemption Fees.

The Gabelli Asset Fund

Notes to Financial Statements (Continued)

During the year December 31, 2015, the Fund sold shares of Precision Castparts. The portfolio securities were delivered primarily by means of a redemption in-kind in exchange for Class I shares of the Fund. Cash and portfolio securities were transferred as of the close of business on the date and at the market value listed below:

November 19, 2015	Value		Realized Gains	Type

Class I	$8,010,674	*	$6,719,442	Redemption in-Kind

* This amount includes cash of approximately $1,075,274 associated with the redemption in-kind.

Transactions in shares of beneficial interest were as follows:

	Year Ended December 31, 2015		Year Ended December 31, 2014
	Shares	Amount	Shares	Amount
Class AAA
Shares sold	1,205,642	$77,741,212	2,368,680	$155,780,233
Shares issued upon reinvestment of distributions	4,683,385	257,117,798	2,006,968	132,961,681
Shares redeemed	(12,008,241)	(765,570,447)	(6,987,657)	(464,626,751)

Net decrease	(6,119,214)	$(430,711,437)	(2,612,009)	$(175,884,837)

Class A
Shares sold	224,104	$14,208,679	456,487	$29,838,398
Shares issued upon reinvestment of distributions	143,620	7,814,459	63,721	4,188,403
Shares redeemed	(681,417)	(43,457,674)	(556,902)	(36,939,755)

Net decrease	(313,693)	$(21,434,536)	(36,694)	$(2,912,954)

Class C
Shares sold	254,277	$14,996,602	577,068	$36,271,599
Shares issued upon reinvestment of distributions	186,495	9,626,878	68,953	4,346,098
Shares redeemed	(558,667)	(33,788,439)	(299,658)	(18,996,583)

Net increase/(decrease)	(117,895)	$(9,164,959)	346,363	$21,621,114

Class I
Shares sold	4,867,959	$307,456,020	2,548,131	$170,962,006
Shares issued upon reinvestment of distributions	1,029,505	56,416,891	248,099	16,419,180
Shares redeemed	(2,626,653)	(169,537,993)	(1,356,223)	(90,481,815)
Shares redemption in-kind.	(108,808)	(6,935,400)	—	—

Net increase	3,162,003	$187,399,518	1,440,007	$96,899,371

9. Indemnifications. The Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund’s existing contracts and expects the risk of loss to be remote.

10. Subsequent Events. Management has evaluated the impact on the Fund of all subsequent events occurring through the date the financial statements were issued and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.

The Gabelli Asset Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of

The Gabelli Asset Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of The Gabelli Asset Fund (hereafter referred to as the “Fund”) at December 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2015 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

February 26, 2016

The Gabelli Asset Fund

Additional Fund Information (Unaudited)

The business and affairs of the Fund are managed under the direction of the Fund’s Board of Trustees. Information pertaining to the Trustees and officers of the Fund is set forth below. The Fund’s Statement of Additional Information includes additional information about the Fund’s Trustees and is available without charge, upon request, by calling 800-GABELLI (800-422-3554) or by writing to The Gabelli Asset Fund at One Corporate Center, Rye, NY 10580-1422.

Name, Position(s) Address[1] and Age	Term of Office and Length of Time Served[2]	Number of Funds in Fund Complex Overseen by Trustee	Principal Occupation(s) During Past Five Years	Other Directorships Held by Trustee[4]

INTERESTED TRUSTEES[3]:
Mario J. Gabelli, CFA Trustee and Chief Investment Officer Age: 73	Since 1986	29	Chairman, Chief Executive Officer, and Chief Investment Officer–Value Portfolios of GAMCO Investors, Inc. and Chief Investment Officer– Value Portfolios of Gabelli Funds, LLC and GAMCO Asset Management Inc.; Director/ Trustee or Chief Investment Officer of other registered investment companies within the Gabelli/GAMCO Fund Complex; Chief Executive Officer of GGCP, Inc.; Chief Executive Officer and Chairman of the Board of Associated Capital Group, Inc.	Director of Morgan Group Holdings, Inc. (holding company); Chairman of the Board and Chief Executive Officer of LICT Corp. (multimedia and communication services company); Director of CIBL, Inc. (broadcasting and wireless communications); Director of ICTC Group Inc. (communications); Director of RLJ Acquisition Inc. (blank check company) (2011-2012)

John D. Gabelli Trustee Age: 71	Since 1999	10	Senior Vice President of G.research, LLC	—

INDEPENDENT TRUSTEES[5]:

Anthony J. Colavita Trustee Age: 80	Since 1989	36	President of the law firm of Anthony J. Colavita, P.C.	—

James P. Conn Trustee Age: 77	Since 1992	22	Former Managing Director and Chief Investment Officer of Financial Security Assurance Holdings Ltd. (1992-1998)	—

Kuni Nakamura Trustee Age: 47	Since 2009	16	President of Advanced Polymer, Inc. (chemical manufacturing company); President of KEN Enterprises, Inc. (real estate)	—

Anthony R. Pustorino Trustee Age: 90	Since 1986	13	Certified Public Accountant; Professor Emeritus, Pace University	Director of LGL Group, Inc. (diversified manufacturing) (2004-2011)

Werner J. Roeder, MD Trustee Age: 75	Since 2001	23	Practicing private physician; Former Medical Director of Lawrence Hospital (1999-2014)	—

Anthonie C. van Ekris Trustee Age: 81	1986-1989 1992-present	22	Chairman and Chief Executive Officer of BALMAC International, Inc. (global import/ export company)	—

Salvatore J. Zizza Trustee Age: 70	1986-1996 2000-present	30	President of Zizza & Associates Corp. (financial consulting); Chairman of Harbor Diversified, Inc. (pharmaceuticals); Chairman of BAM (semiconductor and aerospace manufacturing); Chairman of Bergen Cove Realty Inc.; Chairman of Metropolitan Paper Recycling Inc. (recycling) (2005-2014)	Director and Vice Chairman of Trans-Lux Corporation (business services); Director and Chairman of Harbor Diversified Inc. (pharmaceuticals); Director, Chairman, and CEO of General Employment Enterprises (staffing services) (2009- 2012)

The Gabelli Asset Fund

Additional Fund Information (Continued) (Unaudited)

Name, Position(s) Address[1] and Age	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past Five Years

OFFICERS:

Bruce N. Alpert President Age: 64	Since 2006	Executive Vice President and Chief Operating Officer of Gabelli Funds, LLC since 1988; Officer of several registered investment companies within the Gabelli/GAMCO Fund Complex; Senior Vice President of GAMCO Investors, Inc. since 2008; Director of Teton Advisors, Inc., 1998-2012; Chairman of Teton Advisors, Inc., 2008-2010; President of Teton Advisors, Inc., 1998-2008

Andrea R. Mango Secretary Age: 43	Since 2013	Counsel of Gabelli Funds, LLC since 2013; Secretary of all registered investment companies within the Gabelli/GAMCO Fund Complex since 2013; Vice President of all closed-end funds within the Gabelli/GAMCO Fund Complex since 2014; Corporate Vice President within the Corporate Compliance Department of New York Life Insurance Company, 2011-2013; Vice President and Counsel of Deutsche Bank, 2006-2011

Agnes Mullady Treasurer Age: 57	Since 2006	President and Chief Operating Officer of the Fund Division of Gabelli Funds, LLC since 2015; Chief Executive Officer of G.distributors, LLC since 2010; Senior Vice President of GAMCO Investors, Inc. since 2009; Vice President of Gabelli Funds, LLC since 2007; Officer of all of the registered investment companies within the Gabelli/GAMCO Fund Complex

Richard J. Walz Chief Compliance Officer Age: 56	Since 2013	Chief Compliance Officer of all of the registered investment companies within the Gabelli/ GAMCO Fund Complex since 2013; Chief Compliance Officer of AEGON USA Investment Management, 2011-2013; Chief Compliance Officer of Cutwater Asset Management, 2004- 2011

[1]	Address: One Corporate Center, Rye, NY 10580-1422, unless otherwise noted.
[2]

Each Trustee will hold office for an indefinite term until the earliest of (i) the next meeting of shareholders, if any, called for the purpose of considering the election or re-election of such Trustee and until the election and qualification of his or her successor, if any, elected at such meeting, or (ii) the date a Trustee resigns or retires, or a Trustee is removed by the Board of Trustees or shareholders, in accordance with the Fund’s By-Laws and Declaration of Trust. Each officer will hold office for an indefinite term until the date he or she resigns or retires or until his or her successor is elected and qualified.

[3]

“Interested person” of the Fund as defined in the 1940 Act. Messrs. Gabelli are each considered an “interested person” because of their affiliation with Gabelli Funds, LLC which acts as the Fund’s investment adviser. Mario J. Gabelli and John D. Gabelli are brothers.

[4]

This column includes only directorships of companies required to report to the SEC under the Securities Exchange Act of 1934, as amended, i.e., public companies, or other investment companies registered under the 1940 Act.

[5]	Trustees who are not interested persons are considered “Independent” Trustees.

THE GABELLI ASSET FUND

2015 TAX NOTICE TO SHAREHOLDERS (Unaudited)

For the year ended December 31, 2015, the Fund paid to shareholders ordinary income distributions (comprised of net investment income and short term capital gains) totaling $0.249, $0.240, $0.035, and 0.434 per share for Class AAA, Class A, Class C, and Class I Shares, respectively, and long term capital gains totaling $380,989,766, or the maximum allowable. The distribution of long term capital gains has been designated as a capital gain dividend by the Fund’s Board of Trustees. For the year ended December 31, 2015, 100% of the ordinary income distribution qualifies for the dividends received deduction available to corporations. The Fund designates 100% of the ordinary income distribution as qualified dividend income pursuant to the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Fund designates 0.00% of the ordinary income distribution as qualified interest income pursuant to the Tax Relief, Unemployment Reauthorization, and Job Creation Act of 2010. The Fund designates 18.44% of the ordinary income distribution as qualified short term gain pursuant to the American Jobs Creation Act of 2004.

U.S. Government Income:

The percentage of the ordinary income distribution paid by the Fund during the year ended December 31, 2015 which was derived from U.S. Treasury securities was 0.01%. Such income is exempt from state and local tax in all states. However, many states, including New York and California, allow a tax exemption for a portion of the income earned only if a mutual fund has invested at least 50% of its assets at the end of each quarter of the Fund’s fiscal year in U.S. Government securities. The Gabelli Asset Fund did not meet this strict requirement in 2015. The percentage of U.S. Government securities held as of December 31, 2015 was 0.00%. Due to the diversity in state and local tax law, it is recommended that you consult your personal tax adviser as to the applicability of the information provided to your specific situation.

All designations are based on financial information available as of the date of this annual report and, accordingly, are subject to change. For each item, it is the intention of the Fund to designate the maximum amount permitted under the Internal Revenue Code and the regulations thereunder.

Gabelli/GAMCO Funds and Your Personal Privacy

Who are we?

The Gabelli/GAMCO Funds are investment companies registered with the Securities and Exchange Commission under the Investment Company Act of 1940. We are managed by Gabelli Funds, LLC and GAMCO Asset Management Inc., which are affiliated with GAMCO Investors, Inc. GAMCO Investors, Inc. is a publicly held company that has subsidiaries that provide investment advisory services for a variety of clients.

What kind of non-public information do we collect about you if you become a fund shareholder?

If you apply to open an account directly with us, you will be giving us some non-public information about yourself. The non-public information we collect about you is:

•	Information you give us on your application form. This could include your name, address, telephone number, social security number, bank account number, and other information.

•

Information about your transactions with us, any transactions with our affiliates, and transactions with the entities we hire to provide services to you. This would include information about the shares that you buy or redeem. If we hire someone else to provide services — like a transfer agent — we will also have information about the transactions that you conduct through them.

What information do we disclose and to whom do we disclose it?

We do not disclose any non-public personal information about our customers or former customers to anyone other than our affiliates, our service providers who need to know such information, and as otherwise permitted by law. If you want to find out what the law permits, you can read the privacy rules adopted by the Securities and Exchange Commission. They are in volume 17 of the Code of Federal Regulations, Part 248. The Commission often posts information about its regulations on its website, www.sec.gov.

What do we do to protect your personal information?

We restrict access to non-public personal information about you to the people who need to know that information in order to provide services to you or the fund and to ensure that we are complying with the laws governing the securities business. We maintain physical, electronic, and procedural safeguards to keep your personal information confidential.

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THE GABELLI ASSET FUND

One Corporate Center

Rye, NY 10580-1422

Portfolio Management Team Biographies

Mario J. Gabelli, CFA, is Chairman, Chief Executive Officer, and Chief Investment Officer - Value Portfolios of GAMCO Investors, Inc. that he founded in 1977, and Chief Investment Officer - Value Portfolios of Gabelli Funds, LLC and GAMCO Asset Management Inc. He is also Chief Executive Officer and Chairman of the Board of Directors of Associated Capital Group, Inc. Mr. Gabelli is a summa cum laude graduate of Fordham University and holds an MBA degree from Columbia Business School and Honorary Doctorates from Fordham University and Roger Williams University.

Christopher J. Marangi joined Gabelli in 2003 as a research analyst. He currently serves as a portfolio manager of Gabelli Funds, LLC and manages several funds within the Gabelli/GAMCO Fund Complex. Mr. Marangi graduated magna cum laude and Phi Beta Kappa with a BA in Political Economy from Williams College and holds an MBA with honors from Columbia Business School.

Jeffrey J. Jonas, CFA, joined Gabelli in 2003 as a research analyst. He focuses on companies in the cardiovascular, healthcare services, and pharmacy benefits management sectors, among others. He also serves as a portfolio manager of Gabelli Funds, LLC and manages several funds within the Gabelli/GAMCO Fund Complex. Mr. Jonas was a Presidential Scholar at Boston College, where he received a BS in Finance and Management Information Systems.

Kevin V. Dreyer joined Gabelli in 2005 as a research analyst covering companies within the consumer sector. He currently serves as a portfolio manager of Gabelli Funds, LLC and manages several funds within the Gabelli/GAMCO Fund Complex. Mr. Dreyer received a BSE from the University of Pennsylvania and an MBA from Columbia Business School.

We have separated the portfolio managers’ commentary from the financial statements and investment portfolio due to corporate governance regulations stipulated by the Sarbanes-Oxley Act of 2002. We have done this to ensure that the content of the portfolio managers’ commentary is unrestricted. Both the commentary and the financial statements, including the portfolio of investments, will be available on our website at www.gabelli.com.

THE GABELLI ASSET FUND

One Corporate Center

Rye, New York 10580-1422

t 800-GABELLI (800-422-3554)

f 914-921-5118

e info@gabelli.com

   GABELLI.COM

Net Asset Value per share available daily

by calling 800-GABELLI after 7:00 P.M.

BOARD OF TRUSTEES

Mario J. Gabelli, CFA

Chairman and

Chief Executive Officer,

GAMCO Investors, Inc.

Chairman and

Chief Executive Officer,

Associated Capital Group, Inc.

Anthony J. Colavita

President,

Anthony J. Colavita, P.C.

James P. Conn

Former Chief Investment

Officer,

Financial Security Assurance

Holdings Ltd.

John D. Gabelli

Senior Vice President,

G.research, LLC

Kuni Nakamura

President,

Advanced Polymer, Inc.

Anthony R. Pustorino

Certified Public Accountant,

Professor Emeritus,

Pace University

Werner J. Roeder, MD

Former Medical Director,

Lawrence Hospital

Anthonie C. van Ekris

Chairman,

BALMAC International, Inc.

Salvatore J. Zizza

Chairman,

Zizza & Associates Corp.

OFFICERS

Bruce N. Alpert

President

Andrea R. Mango

Secretary

Agnes Mullady

Treasurer

Richard J. Walz

Chief Compliance Officer

DISTRIBUTOR

G.distributors, LLC

CUSTODIAN, TRANSFER

AGENT, AND DIVIDEND

DISBURSING AGENT

State Street Bank and Trust

Company

LEGAL COUNSEL

Skadden, Arps, Slate, Meagher &

Flom LLP

This report is submitted for the general information of the shareholders of The Gabelli Asset Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

GAB405Q415AR

Item 2. Code of Ethics.

(a)

The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(c)

There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

(d)

The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

Item 3. Audit Committee Financial Expert.

As of the end of the period covered by the report, the registrant’s Board of Trustees has determined that Anthony R. Pustorino is qualified to serve as an audit committee financial expert serving on its audit committee and that he is “independent,” as defined by Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Audit Fees

(a)

The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $38,304 for 2014 and $39,453 for 2015.

Audit-Related Fees

(b)

The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item are $0 for 2014 and $0 for 2015.

Tax Fees

(c)

The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $3,880 for 2014 and $3,996 for 2015. Tax fees represent tax compliance services provided in connection with the review of the Registrant’s tax returns.

All Other Fees

(d)

The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $0 for 2014 and $0 for 2015.

(e)(1)	Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

Pre-Approval Policies and Procedures. The Audit Committee (“Committee”) of the registrant is responsible for pre-approving (i) all audit and permissible non-audit services to be provided by the independent registered public accounting firm to the registrant and (ii) all permissible non-audit services to be provided by the independent registered public accounting firm to the Adviser, Gabelli Funds, LLC, and any affiliate of Gabelli Funds, LLC (“Gabelli”) that provides services to the registrant (a “Covered Services Provider”) if the independent registered public accounting firm’s engagement related directly to the operations and financial reporting of the registrant. The Committee may delegate its responsibility to pre-approve any such audit and permissible non-audit services to the Chairperson of the Committee, and the Chairperson must report to the Committee, at its next regularly scheduled meeting after the Chairperson’s pre-approval of such services, his or her decision(s). The Committee may also establish detailed pre-approval policies and procedures for pre-approval of such services in accordance with applicable laws, including the delegation of some or all of the Committee’s pre-approval responsibilities to the other persons (other than Gabelli or the registrant’s officers). Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the permissible non-audit services were not recognized by the registrant at the time of the engagement to be non-audit services; and (ii) such services are promptly brought to the attention of the Committee and approved by the Committee or Chairperson prior to the completion of the audit.

(e)(2)

The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

(b) N/A

(c) 100%

(d) N/A

(f)

The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was 0%.

(g)

The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant was $0 for 2014 and $0 for 2015.

(h)

The registrant’s audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed registrants.

Not applicable.

Item 6. Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)	Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s Board of Trustees, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11. Controls and Procedures.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(12.other)	Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	The Gabelli Asset Fund

By (Signature and Title)*	/s/ Bruce N. Alpert
Bruce N. Alpert, Principal Executive Officer

Date	3/8/2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Bruce N. Alpert
Bruce N. Alpert, Principal Executive Officer

Date	3/8/2016

By (Signature and Title)*	/s/ Agnes Mullady
Agnes Mullady, Principal Financial Officer and Treasurer

Date	3/8/2016

*  Print the name and title of each signing officer under his or her signature.